                                                                      Exhibit 13
                             JOINT FILING AGREEMENT

      Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that Amendment No. 2 to Statement on
Schedule 13D to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date:  October 16, 2002

                                          HARBOURVEST PARTNERS, LLC


                                          By:     /s/ Martha D. Vorlicek
                                                ------------------------
                                          Name:   Martha D. Vorlicek
                                          Title:  Member



                                            /s/ Edward W. Kane
                                          --------------------
                                          Edward W. Kane



                                            /s/  D. Brooks Zug
                                          --------------------
                                          D. Brooks Zug

                                          HVP V-DIRECT ASSOCIATES LLC
                                          By:  HARBOURVEST PARTNERS, LLC
                                          Its Managing Member


                                          By:     /s/  Martha D. Vorlicek
                                                -------------------------
                                          Name:   Martha D. Vorlicek
                                          Title:  Member

                                          HARBOURVEST PARTNERS V-DIRECT
                                          FUND L.P.
                                          By:  HVP V-DIRECT ASSOCIATES LLC
                                          Its General Partner
                                          By:  HARBOURVEST PARTNERS, LLC
                                          Its Managing Member


                                          By:     /s/  Martha D. Vorlicek
                                                -------------------------
                                          Name:   Martha D. Vorlicek
                                          Title:  Member

                                          HVP VI-DIRECT ASSOCIATES LLC
                                          By:  HARBOURVEST PARTNERS, LLC
                                          Its Managing Member


                                          By:     /s/  Martha D. Vorlicek
                                                -------------------------
                                          Name:   Martha D. Vorlicek
                                          Title:  Member

                                          HARBOURVEST PARTNERS VI-DIRECT
                                          FUND L.P.
                                          By:  HVP VI-DIRECT ASSOCIATES LLC
                                          Its General Partner
                                          By:  HARBOURVEST PARTNERS, LLC
                                          Its Managing Member


                                          By:     /s/  Martha D. Vorlicek
                                                -------------------------
                                          Name:   Martha D. Vorlicek
                                          Title:  Member